UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

Bumble Inc.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-40054	85-3604367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 West 41st Street
Austin, Texas		78756
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 696-1409

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BMBL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2022, Bumble Inc. (the “Company”) held its virtual 2022 Annual Meeting of Stockholders (the “Annual Meeting”) exclusively online via live audio webcast. The Company’s stockholders voted on two proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2022 (the “Proxy”). At the beginning of the Annual Meeting, holders representing 507,303,447 votes of the Company’s Class A common stock and 586,000,169 votes of the Company’s Class B common stock were represented in person or by proxy at the Annual Meeting, which represented 99.01% of the 1,104,168,951 combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), and which constituted a quorum for the transaction of business. Holders of Class A common stock and Class B common stock have the number of votes per share as described in the Proxy.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.
To elect four Class I directors, each of whom is currently serving on the Company’s board of directors, each to serve a three-year term expiring at the 2025 annual meeting of stockholders and until his or her successor has been elected and qualified or until such director’s earlier death, resignation, retirement, disqualification, or removal from office.
2.
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The final results of voting on each of the proposals presented at the Annual Meeting, as certified by the Company’s independent inspector of election, are set forth below.

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ann Mather	1,060,406,909	24,323,849	8,572,858
Jonathan C. Korngold	1,069,460,146	15,270,612	8,572,858
Jennifer B. Morgan	1,069,113,999	15,616,759	8,572,858
Pamela A. Thomas-Graham	1,062,446,663	22,284,095	8,572,858

Each of the four nominees for Class I director was elected to serve until the 2025 annual meeting of stockholders and until his or her successor has been elected and qualified or until such director’s earlier death, resignation, retirement, disqualification, or removal from office.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
1,093,150,087	117,678	35,851

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. There were no broker non-votes on this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BUMBLE INC.

Date:	June 8, 2022	By:	/s/ Laura Franco
		Name: Title:	Laura Franco Chief Legal and Compliance Officer